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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 18, 2004

                  Date of Earliest Event Reported: May 18, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                1-12091                                  22-3436215
  (State or other jurisdiction of                                                (I.R.S. Employer Identification Number)
   incorporation or organization)             (Commission File Number)

                                             20 Wight Avenue, Suite 100
                                            Hunt Valley, Maryland 21030
                                      (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400
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Item 7.  Financial Statements and Exhibits.

         Exhibit      Description
         -------      -----------
         99.1         Investor Presentation made May 18, 2004

Item 9.  Regulation FD Disclosure.

         On May 18, 2004, Millennium Chemicals made the investor presentation furnished as Exhibit 99.1. The foregoing investor presentation shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

       The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Exhibit 99.1 contains certain "non-GAAP financial measures." The reasons for using non-GAAP financial measures are explained on pages 3 and 4 of our Annual Report on Form 10-K for the year ended December 31, 2003, as amended.

Item 12.      Results of Operations and Financial Condition.
              ---------------------------------------------

              This investor presentation is being furnished pursuant to Item 9 and Item 12.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  May 18, 2004               MILLENNIUM CHEMICALS INC.
                                   By: /s/ C. William Carmean
                                   ---------------------------------------
                                   C. William Carmean
                                   Senior Vice President, General Counsel &
                                   Secretary






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                                  EXHIBIT INDEX

Exhibit              Description
-------              -----------

99.1     Investor presentation made May 18, 2004